Exhibit (e)(ii)(A)
                                AMENDED EXHIBIT A
                             Dated November 30, 2002
                     to the Administrative Service Agreement

---------------------------------------------------------- -----------------------------------------------------------
Class C Shares
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Bond Fund                                      Fifth Third Large Cap  Opportunity Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Worldwide Fund                                 Fifth Third Prime Money Market Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Micro Cap Value Fund                           Fifth Third Small Cap Value Fund
---------------------------------------------------------- -----------------------------------------------------------

In compensation for the services provided pursuant to this Agreement, FIFTH THIRD BANK will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment C Shares of each applicable Fund held during the month.

                              FIFTH THIRD FUNDS

                              By:      /s/ Jeffrey C. Cusick
                                  ----------------------------------------
                              Title: President


                              FIFTH THIRD BANK

                              By:      /s/ Richard B. Ille
                                  ----------------------------------------
                              Title: Vice President


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